SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  July 30, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                        73-1612389
--------------            ------------------------           -------------------
  (State of               (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                                       73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 12.  Results of Operations and Financial Condition
               On July 30, 2003, Kerr-McGee Corporation announced its second-quarter 2003 earnings. The earnings release and tables are attached hereto as an exhibit and are incorporated by reference herein. (Also furnished pursuant to Item 9.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Earnings Release and Tables

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: July 30, 2003